UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 30, 2009

TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)

(713) 584-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On September 24, 2009, Targa Resources Partners LP (the “Partnership”) closed on its previously announced acquisition of (i) 100% of the limited liability company interests in Targa Downstream GP LLC (“Targa Downstream GP”), a Delaware limited liability company, (ii) 100% of the limited liability company interests in Targa LSNG GP LLC (“Targa LSNG GP”), a Delaware limited liability company, (iii) 100% of the limited partner interests in Targa Downstream LP (“Targa Downstream LP”), a Delaware limited partnership, and (iv) 100% of the limited partner interests in Targa LSNG LP (“Targa LSNG LP”), a Delaware limited partnership (such limited liability company interests in Targa Downstream GP and Targa LSNG GP and limited partner interests in Targa Downstream LP and Targa LSNG LP being collectively referred to as the “Purchased Interests”), for aggregate consideration of $530 million, subject to certain adjustments.

Targa Downstream LP and Targa LSNG LP, collectively, owned at closing Targa Resources, Inc.’s (“Targa”) natural gas liquids business (the “Downstream Business”) consisting of (i) the Logistics Assets Segment, which consists of fractionation facilities, storage and terminalling facilities, low sulfur natural gasoline treating facilities, pipeline transportation and distribution assets, propane storage, truck terminals and NGL transport assets, as well as Targa’s approximately 39% equity method investment in Gulf Coast Fractionators (the “Logistics Assets Segment”), (ii) the NGL Distribution and Marketing Segment, which markets NGL production and purchases mixed or component NGL products from third parties for resale (the “NGL Distribution and Marketing Segment”) and (iii) the Wholesale Marketing Segment, which provides services for refineries, including NGL balancing, purchasing or marketing propane and providing butane supply, and sells propane to retailers and end users (the “Wholesale Marketing Segment”).

 The Partnership and the Downstream Business are considered entities under common control.  As a result, the Partnership is providing supplemental consolidated financial statements to include the financial results of the Downstream Business for all periods presented.  We are providing the following to reflect the supplemental results: Selected Financial Data, Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations, and Supplemental Consolidated Financial Statements of Targa Resources Partners LP for the periods indicated.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit Number	Description

23.1 99.1	Consent of PricewaterhouseCoopers on Supplemental Consolidated Financial Statements of Targa Resources Partners LP Selected Financial Data

99.2 99.3	Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations Supplemental Consolidated Financial Statements of Targa Resources Partners LP 99.3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP

By: Targa Resources GP LLC,
its general partner

Dated: November 30, 2009	By:	/s/ John Robert Sparger
John Robert Sparger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1 99.1	Consent of PricewaterhouseCoopers on Supplemental Consolidated Financial Statements of Targa Resources Partners LP Selected Financial Data

99.2 99.3	Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations Supplemental Consolidated Financial Statements of Targa Resources Partners LP 99.3